UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 21, 2011

EMCOR Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-8267	11-2125338

(Commission File Number)	(I.R.S. Employer Identification No.)

301 Merritt Seven, Norwalk, CT	06851

(Address of Principal Executive Offices)	(Zip Code)

(203) 849-7800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

          ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

          ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

          ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 21, 2011, EMCOR Group, Inc. (the “Company) and EMCOR Group (UK) plc., a wholly-owned subsidiary of the Company (“EMCOR UK”), entered into a Third Amended and Restated Credit Agreement (the “Credit Agreement”) dated as of November 21, 2011 with Bank of Montreal, as Agent, and certain other lenders listed on the signature pages thereof (collectively, the “Lenders”). The Credit Agreement amends and restates a Second Amended and Restated Credit Agreement dated as of February 4, 2010 (the “Former Credit Agreement”), among the Company, Comstock Canada Ltd., formerly a wholly owned subsidiary of the Company, and EMCOR UK, Bank of Montreal, as Agent, and the lenders listed on the signature pages thereof. The Former Credit Agreement was filed as Exhibit 4.1(a) to the Company’s Form 8-K filed on February 8, 2010.

The Credit Agreement establishes a revolving credit facility under which the Company may borrow up to $750,000,000. EMCOR UK may borrow a portion of the $750,000,000 directly from the Lenders, as provided in the Credit Agreement. If the Company so desires it may identify one or more additional lenders (which may include existing Lenders) willing to participate, or increase their participation, in the Credit Agreement, and thereby increase the Company’s maximum borrowings under the Credit Agreement by up to an additional $150,000,000, provided that such additional lender is acceptable, in their reasonable discretion, to Bank of Montreal and each Lender which has outstanding, at the time of the increased commitment, a letter of credit issued by it pursuant to the Credit Agreement.

The Credit Agreement contains financial covenants, representations and warranties and events of default and has a five-year term. The Credit Agreement is secured by substantially all of the assets of the Company and substantially all of the assets of substantially all of its subsidiaries pursuant to the terms of a Third Amended and Restated Security Agreement dated as of February 4, 2010 among the Company, substantially all of its U.S. subsidiaries, and Bank of Montreal, as Agent, as modified by a First Supplement to Security Agreement dated as of November 21, 2011 (“Supplement to Security Agreement”), and pursuant to the terms of a Third Amended and Restated Pledge Agreement dated as of February 4, 2010 among the Company, substantially all of its U.S. subsidiaries, and Bank of Montreal, as Agent, as modified by a First Supplement to Pledge Agreement dated as of November 21, 2011 (“Supplement to Pledge Agreement”). The Company’s obligations under the Credit Agreement are guaranteed by substantially all of its subsidiaries pursuant to the terms of a Second Amended and Restated Guaranty dated as of February 4, 2010, as modified by a Reaffirmation and First Supplement to Guaranty Agreement dated as of November 21, 2011 (“Supplement to Guaranty”).

The Credit Agreement, Supplement to Security Agreement, Supplement to Pledge Agreement, and Supplement to Guaranty are attached hereto as Exhibits 4.1(a), 4.1(b), 4.1(c), and 4.1(d), respectively.

The foregoing descriptions of the Credit Agreement, Supplement to Security Agreement, Supplement to Pledge Agreement, and Supplement to Guaranty do

not purport to be complete and are qualified in their entirety by reference to the full text of the Credit Agreement, Supplement to Security Agreement, Supplement to Pledge Agreement, and Supplement to Guaranty attached hereto as Exhibits 4.1(a), 4.1(b), 4.1(c), and 4.1(d), respectively.

Item 1.02. Termination of a Material Definitive Agreement.

As described above in Item 1.01, the Former Credit Agreement is amended and restated in its entirety by the Credit Agreement.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description of Exhibits

4.1(a)	Third Amended and Restated Credit Agreement dated as of November 21, 2011 among the Company, Bank of Montreal, as Agent, and the lenders listed on the signature pages thereof.

4.1(b)	First Supplement to Third Amended and Restated Security Agreement dated as of November 21, 2011 among the Company, certain of its U.S. subsidiaries, and Bank of Montreal, as Agent

4.1(c)	First Supplement to Third Amended and Restated Pledge Agreement dated as of November 21, 2011 among the Company, certain of its U.S. subsidiaries, and Bank of Montreal, as Agent

4.1(d)	Reaffirmation and First Supplement to Second Amended and Restated Guaranty Agreement dated as of November 21, 2011 by certain of the Company’s U.S. subsidiaries in favor of Bank of Montreal, as Agent

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCOR GROUP, INC.

Date: November 21, 2011	By:	/s/ Mark A. Pompa

Name: Mark A. Pompa
Title: Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1(a)	Third Amended and Restated Credit Agreement dated as of November 21, 2011 among the Company, Bank of Montreal, as Agent, and the lenders listed on the signature pages thereof.

4.1(b)	First Supplement to Third Amended and Restated Security Agreement dated as of November 21, 2011 among the Company, certain of its U.S. subsidiaries, and Bank of Montreal, as Agent.

4.1(c)	First Supplement to Third Amended and Restated Pledge Agreement dated as of November 21, 2011 among the Company, certain of its U.S. subsidiaries, and Bank of Montreal, as Agent.

4.1(d)	Reaffirmation and First Supplement to Second Amended and Restated Guaranty Agreement dated as of November 21, 2011 by certain of the Company’s U.S. subsidiaries in favor of Bank of Montreal, as Agent.